UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2013

WEATHERFORD INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Switzerland	001-34258	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-6 Rue Jean-François Bartholoni, 1204 Geneva, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +41.22.816.1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 4, 2013, Weatherford International Ltd. ("Weatherford," "we" or the "Company") issued a press release announcing results for the quarter ended September 30, 2013.  A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

On November 5, 2013, we will hold a conference call at 8:30 a.m. Eastern, 7:30 a.m. Central, regarding the quarterly results. This scheduled conference call was previously announced on August 23, 2013 and will be made available via real-time webcast.

A replay of the call will be available until 5:00 p.m. Eastern, November 19, 2013. The number for the replay is 855-859-2056, or 404-537-3406 for international calls; passcode 33745482.

An enhanced webcast of the conference call and replay will be provided by NASDAQ OMX Corporate Solutions and will be available through Weatherford's web site at http://www.weatherford.com.  To access the conference call and replay, click on the Investor Relations link and then click on the Enhanced Audio Webcast link.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2013, we issued a press release announcing the appointment of Mr. Krishna Shivram as Executive Vice President and Chief Financial Officer, effective as of November 6, 2013 (the "Start Date"), and the promotion of Mr. Dharmesh Mehta from Executive Vice President and Chief Administrative Officer to Executive Vice President and Chief Operating Officer, also effective as of the Start Date.

Mr. Mehta replaces Mr. Peter Fontana who is retiring, but will remain employed with us until December 13, 2013 for transition purposes. In conjunction with his retirement and the non-renewal of his employment contract, effective November 4, 2013, Mr. Fontana entered into a letter agreement with Weatherford, which letter outlines and confirms amounts he is entitled to under the terms of his employment agreement and equity awards grants and in lieu of any other rights he might be entitled to under his agreements with us. In addition, Mr. Fontana has agreed to serve as a consultant to Weatherford for $50,000 per month, as further set forth in the letter agreement.

Mr. Shivram, age 51, has over 25 years of financial and operational management experience in the oilfield service industry and previously worked for Schlumberger Ltd. in a variety of roles across the globe. Immediately prior to joining Weatherford, Mr. Shivram had served as Vice President and Treasurer of Schlumberger Ltd. since January 2011.  Prior to his serving as Vice President and Treasurer, Mr. Shivram held a number of senior management positions at Schlumberger, including Controller - Drilling Group from May 2010 to January 2011, Manager - Mergers and Acquisitions from May 2009 to April 2010 and Controller - Oilfield Services from August 2006 to April 2009.  Mr. Shivram is a Chartered Accountant and has experience in financial accounting, income taxes and treasury operations, along with a strong background in corporate finance and mergers and acquisitions.  Mr. Shivram will report directly to Mr. Bernard J. Duroc-Danner, the Company's Chairman, President, and Chief Executive Officer.

In connection with his appointment, Mr. Shivram and the Company entered into an Employment Agreement (the "Employment Agreement") dated November 4, 2013 to be effective as of the Start Date.  The Employment Agreement is substantially similar to the employment agreements of Weatherford's other executive officers, which are described on pages 40-43 of the Company's Proxy Statement dated April 30, 2013, other than there is no "good reason" termination event for relocation and certain provisions have been added to address potential changes in applicable law.  That description is incorporated herein by reference.  Additionally, the foregoing summary of the Employment Agreement is qualified by reference to the full Employment Agreement, a copy of which is filed as an exhibit to this report.  Mr. Shivram will also enter into an indemnification agreement, the form of which is also an exhibit to this report and incorporated herein by reference.

Mr. Shivram will receive an annual salary of $750,000 and will be eligible to participate in the Company's bonus and long-term incentive programs alongside the Company's other executives.  Additionally, as an inducement to join the Company and as a make-up payment for foregone amounts at Mr. Shivram's prior employer, the Company will pay him a one-time lump sum cash payment of $ 300,000.  The Company will also grant him restricted shares with a value of $3.7 million, with the number of shares calculated based on the average Company closing stock price for the 30 trading days prior to his Start Date.  The restricted shares are subject to a three year lock-up and certain transfer and forfeiture restrictions which lapse in equal installments on the first three anniversaries of the Start Date.  The form of restricted share award agreement is an exhibit to this report and incorporated herein by reference.

Mr. Shivram does not have a family relationship with any of the officers or directors of the Company and Mr. Shivram has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Mehta will not receive any immediate compensation adjustments in connection with his promotion.

Item 7.01    Regulation FD Disclosure.

On November 4, 2013, we issued a news release announcing results for the quarter ended September 30, 2013. A copy of the press release is attached as Exhibit 99.1.

We also are furnishing materials regarding our divestiture program as Exhibit 99.3 hereto.

The information contained in Item 7.01 to this Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Exhibits.

(d)	Exhibits

10.1	Employment Agreement between Weatherford International Ltd. and Krishna Shivram dated November 4, 2013

10.2
Form of Indemnification Agreement of Weatherford International Ltd., for use with directors and executive officers (incorporated by reference to Exhibit 10.6 to the Registrant's Current Report on Form 8-K (File No. 1-34258) filed February 26, 2009)

10.3	Form of Restricted Share Award Agreement

99.1	Press Release Issued by Weatherford International Ltd. on November 4, 2013

99.2	Press Release Issued by Weatherford International Ltd. on November 4, 2013

99.3	Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Date: November 4, 2013
/s/ Alejandro Cestero
Alejandro Cestero
Vice President, Co-General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

10.1	Employment Agreement between Weatherford International Ltd. and Krishna Shivram dated November 4, 2013

10.2
Form of Indemnification Agreement of Weatherford International Ltd., for use with directors and executive officers (incorporated by reference to Exhibit 10.6 to the Registrant's Current Report on Form 8-K (File No. 1-34258) filed February 26, 2009)

10.3	Form of Restricted Share Award Agreement

99.1	Press Release Issued by Weatherford International Ltd. on November 4, 2013

99.2	Press Release Issued by Weatherford International Ltd. on November 4, 2013

99.3	Supplemental Information